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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                                  Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    January 7, 2000
                                                     ---------------------------

                                DTM CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                     Texas
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                (State of Other Jurisdiction of Incorporation)


000-20993                                                             74-2487065
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)


1611 Headway Circle, Building 2, Austin, Texas                             78754
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(Address of Principal Executive Offices)                              (Zip Code)


                                (512) 339-2922
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

          On January 7, 2000, the Nasdaq Stock Market notified DTM Corporation that it had approved DTM's application to transfer the listing of its shares from the Nasdaq National Market to the Nasdaq SmallCap Market. DTM's common stock will commence trading on the Nasdaq SmallCap Market effective January 11, 2000. As a condition to the approval of its transfer listing application, DTM withdrew its appeal of the Nasdaq Stock Market's decision to delist DTM's common stock from the Nasdaq National Market.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 14, 2000

                                                DTM CORPORATION

                                                /s/    GEOFFREY W. KREIGER

                                                By:    GEOFFREY W. KREIGER

                                                Title: Chief Financial Officer